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                                                                   Exhibit 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of AirTouch Communications, Inc. of our report dated February 19, 1997 relating to the financial statements of Mannesmann Mobilfunk GmbH, appearing in AirTouch Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


Dusseldorf, Germany, September 24, 1997

KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft


/s/ Scheffler                                   /s/ Haas
-------------------------------                 -------------------------------
Scheffler Wirtschaftsprufer                     Haas Wirtschaftsprufer